HSBC Funds

Supplement Dated June 29, 2012
to the HSBC RMB Fixed Income Fund Prospectus
Dated April 30, 2012, as Supplemented June 5, 2012 and June 20, 2012
(the “Prospectus”)

Effective June 29, 2012, the 2.00% redemption/exchange fee relating to redemptions or exchanges of shares of the HSBC RMB Fixed Income Fund (the “Fund”) held for less than 30 days was eliminated. As such, the Prospectus of the Funds is revised as described below:

The table under “HSBC RMB Fixed Income Fund Summary Section – Fees and Expenses of the Fund” on page 3 of the Prospectus is replaced with the following:

Shareholder Fees
(fees paid directly from your investment)	Class A	Class I	Class S
Maximum Sales Charge (load) Imposed on Purchases
(as a % of offering price)	4.75%	None	None
Maximum Deferred Sales Charge (load)
(as a % of amount redeemed)	None	None	None
Annual Fund Operating Expenses (expenses that you pay
each year as a percentage of the value of your investment)	Class A	Class I	Class S
Management Fee	0.55%	0.55%	0.55%
Distribution (12b-1) Fee	0.00%	0.00%	0.00%
Other Expenses:
Shareholder Servicing Fee	0.25%	0.00%	0.00%
Other Operating Expenses	1.56%	1.46%	1.36%
Total Other Expenses(1)	1.81%	1.46%	1.36%
Total Annual Fund Operating Expenses	2.36%	2.01%	1.91%
Fee Waiver and/or Expense Reimbursement(2)	-0.91%	-0.91%	-0.91%
Total Annual Fund Operating Expenses After Fee Waiver and/or
Expense Reimbursement	1.45%	1.10%	1.00%
(1) Based on estimated amounts for the current fiscal year.

(2) HSBC Global Asset Management (USA) Inc., the Fund’s investment adviser (“Adviser”), has entered into a contractual expense limitation agreement with the Fund (“Expense Limitation Agreement”) under which it will limit total expenses of the Fund (excluding interest, taxes, brokerage commissions, extraordinary expenses and estimated indirect expenses attributable to the Fund’s investments in investment companies) to an annual rate of 1.45% for Class A Shares, 1.10% for Class I Shares and 1.00% for Class S Shares. Any amounts contractually waived or reimbursed by the Adviser will be subject to repayment by the Fund to the Adviser within three years to the extent that the repayment will not cause the Fund’s operating expenses to exceed the contractual expense limit that was in effect at the time of such waiver or reimbursement. The expense limitation shall be in effect until April 30, 2013. The Expense Limitation Agreement shall terminate upon the termination of the Amended and Restated Master Investment Advisory Contract between HSBC Funds (formerly, HSBC Investor Funds) (the “Trust”) and the Adviser, or it may be terminated upon written notice to the Adviser by the Trust.

The third paragraph under the section entitled “Shareholder Information – Market Timing,” appearing on page 30 of the Prospectus, is deleted.

The fourth paragraph under the section entitled “Shareholder Information – Market Timing,” appearing on page 30 of the Prospectus, is deleted and replaced with the following:

Frequent purchases and redemptions of shares of a mutual fund (including activities of “market timers”) can result in the dilution in the value of Trust shares held by long-term shareholders, interference with the efficient management of a fund’s investment portfolio, and increased brokerage and administrative costs. The Board of Trustees has considered the extent to which the Fund may be vulnerable to such risks. The Fund reserves the right to reject any purchase or exchange order for any reason. The Fund is not designed to serve as a vehicle for frequent trading.

As a further deterrent to excessive trading, many foreign equity securities held by the Fund are priced by an independent pricing service using fair valuation methodologies approved and monitored by the Board of Trustees. For more information on fair valuation, see “Shareholder Information - Pricing of Fund Shares - Fair Value Pricing Policies.”

The section entitled “Shareholder Information – Selling Your Shares – Redemption/Exchange Fee,” appearing on page 32 of the Prospectus, is deleted.

The second paragraph under the section entitled “Shareholder Information – Exchanging Your Shares,” appearing on page 38 of the Prospectus, is deleted and replaced with the following:

You can exchange your shares of a Fund for shares of the same class of another HSBC Fund, usually without paying additional sales charges (see “Notes on Exchanges”). Transaction fees are generally not charged for exchanges.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT
WITH THE PROSPECTUS FOR FUTURE REFERENCE

HSBC Funds

Supplement Dated June 29, 2012
to the HSBC RMB Fixed Income Fund
Statement of Additional Information
Dated April 30, 2012, as Supplemented June 5, 2012 and June 20, 2012
(the “SAI”)

Effective June 29, 2012, the 2.00% redemption/exchange fee relating to redemptions or exchanges of shares of the HSBC RMB Fixed Income Fund (the “Fund”) held for less than 30 days was eliminated. As such, the SAI of the Fund is revised as described below:

The line item entitled “Redemption Fee,” in the table of contents, appearing on page iii of the SAI, is deleted.

The third paragraph under the section entitled “Purchase of Shares – Exchange Privilege,” appearing on page 53 of the SAI, is deleted and replaced with the following:

The exchange privilege (or any aspect of it) may be changed or discontinued upon 60 days written notice to shareholders and is available only to shareholders in states in which such exchanges may be legally made. A shareholder considering an exchange should obtain and read the prospectus of the other HSBC Funds and consider the differences in investment objectives and policies before making any exchange.

The section entitled “Redemption of Shares – Redemption Fee,” appearing on page 57 of the SAI, is deleted.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE STATEMENT OF
ADDITIONAL INFORMATION FOR FUTURE REFERENCE